DEBEVOISE & PLIMPTON LLP

June 26, 2008

VIA EDGAR

Mr. Larry Spirgel
Assistant Director
Division of Corporation Finance
Securities and Exchange Commission
100 F. Street, N.E.

Washington, D.C. 20549

Amendment No. 1 to
Registration Statement on Form S-4
of Granahan McCourt Acquisition Corporation

File No. 333-150848

Dear Mr. Spirgel:

On behalf of Granahan McCourt Acquisition Corporation (the “Company”), in connection with the registration of shares of the Company’s common stock and the solicitation by the Company of proxies from holders of its common stock relating to a special meeting of the Company’s shareholders to approve, among other things, the proposed merger of a subsidiary of the Company with and into Pro Brand International, Inc. (“PBI”), we have electronically transmitted for filing with the Securities and Exchange Commission (the “SEC”) in electronic format pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder, Amendment No. 1 to the Company’s above-referenced Registration Statement, which we have marked to show changes from the Company’s Registration Statement, as filed on May 12, 2008.

The changes reflected in Amendment No. 1 to the Registration Statement include those made in response to the comments of the Staff of the SEC set forth in the Staff’s comment later dated June 11, 2008, as well as other updates.

Set forth below are the Company’s responses to the comments raised in your letter.  For your convenience, we have repeated each of your numbered comments followed by our responses.  For the convenience of the Staff, we have also sent to you paper copies of this letter and copies of Amendment No. 1.  All references in this letter to page numbers and captions correspond to the page numbers and captions in the Registration Statement, as amended.   Page references are generally not given when the changes appear throughout the prospectus.  References throughout this letter to “we”, “us”, “our” and “GMAC” are to the Company.

General

1.              The letter to shareholders should constitute the prospectus cover page and should not appear as a separate document.  Please limit the combined prospectus cover page/letter to shareholders to comply with Item 501 of Regulation S-K by, for example, limiting it to one page and complying with the plain English rule 421(d).

We have revised the Registration Statement to include a one-page cover page for the combined proxy/prospectus in response to the Staff’s comment.

2.              It appears that you have bundled together under the amendment proposal proposed actions that are separate matters that require separate consideration by your stockholders.  For example, please revise to include as a separate proposal the increase in the number of authorized shares of common stock.  Please similarly unbundle the proposals on your form of proxy card.  See Rule 14a-4(a)(3) and the September 2004 Interim Supplement to the Manual of Publicly Available Telephone Interpretations available on our website at http://www.sec.gov/interps/telephone/phonesupplement5.htm.

We note the Staff’s request and have revised the disclosure to include as separate proposals for consideration by our shareholders (i) the increase in authorized shares of common stock, (ii) the change of the Company’s name, (iii) the deletion of provisions of our certificate of incorporation relating to the Company being a blank check company and to an historical reverse stock split, and (iv) the clarification of the terms of the classes of our board of directors.  With respect to item (iii), we believe that further unbundling of this proposal is unnecessary, in accordance with Rule 14a-4(a)(3) and the September 2004 Interim Supplement to the Manual of Publicly Available Telephone Interpretations, as the provisions in question are immaterial as they will have no effect upon consummation of the merger.

3.              We note that certain equity holders of Pro Brand International, Inc. are parties to the Agreement and Plan of Merger dated as of April 24, 2008.  Please revise your disclosure to refer to them as a party to the agreement.

We have revised the disclosure as requested.

4.              Please update your financial statements and pro forma financial statements to comply with Rule 3-12 of Regulation S-X.

We have updated the financial statements of the Company and PBI and the pro forma financial statements to include information with respect to the quarter ended March 31, 2008 in accordance with Rule 3-12 of Regulation S-X.

Questions and Answers About the Merger, page 1

5.              You repeat information in your Questions and Answers and Summary, such as the proposals to be voted upon, GMAC board’s recommendations, information about the merger consideration and information about GMAC public shareholders’ conversion rights.  Please avoid repeating information in the Summary that first appears in the Questions and Answers, and vice versa.  You should consider limiting the Questions and Answers to procedural matters and the Summary to substantive matters including disclosures related to the terms of the Merger Agreement.

We have revised the Questions and Answers and Summary sections as requested.

6.              Please include a question and answer addressing how much dilution GMAC stockholders will experience.

We have revised the disclosure as requested.  Please see page 4.

7.              Please include a discussion of when you expect PBI’s shareholders to vote on whether to approve the Agreement and Plan of Merger.

We have revised the disclosure as requested.  Please see page 3.

Did the directors of GMAC makes a determination as to the value of PBI?, page 2

8.              Please revise your disclosure here and elsewhere in your prospectus to delete references that Houlihan Smith & Company opined that “the merger consideration is within Houlihan’s concluded range of fair market values,” as this opinion is not expressed in its fairness opinion attached as Annex D.

We have revised the disclosure to delete the references to such opinion of Houlihan Smith and to note that Houlihan provided the conclusion that the merger consideration is within Houlihan’s concluded range of fair market values based on its analyses as a whole which are summarized in detail in Amendment No. 1. See page 76.

What happens to the funds deposited in the trust account …?, page 5

9.              Please disclose that the demand notes are held by Mr. McCourt, the Chief Executive Officer and Chairman of GMAC.  Also clarify that the underwriters will receive the amount of deferred compensation left after deducting amounts paid to converting shareholders.

We have revised the disclosure as requested.  Please see page 4.

If I am not going to attend the special meeting in person …?, page 6

10.       Please disclose that if shareholders sign and return the proxy card but do not give instructions on how to vote, then their shares will be voted as recommended by the GMAC board of directors FOR each proposal.

We have revised the disclosure as requested.  Please see page 5.

Summary, page 10

PBI, page 11

11.       Here and elsewhere in the prospectus you list certain PBI customers.  When you name specific customers, you should also provide disclosure addressing their significance to PBI.  In this regard, we note that you disclose the percentage of revenue that DIRECTV Group, Inc. represents.  With respect to the other customers listed, please disclose the percentage of PBI’s revenues the identified customers represent individually or in the aggregate.

We have revised the disclosure as requested.  Please see pages 10, 114 and 121.

Terms of the Merger Agreement, page 12

12.       You disclose that the GMAC board “believes that the price GMAC is paying for PBI represents an attractive valuation based on market comparisons and recent transactions.” Please disclose the aggregate consideration that GMAC could pay for PBI, including earnout payments.

We have revised the disclosure as requested.  Please see pages 12 and 13.

The Merger, page 13

13.       So that GMAC shareholders fully understand the combined company’s future obligations under the merger agreement, please revise this section to more fully summarize the terms of the earnout.  In your discussion, you should include the approximate percentage that the total earnout payments in shares would represent when measured against the anticipated number of outstanding shares immediately following the closing of the merger.

In response to the Staff’s comment, we have included in both the Summary and The Merger Agreement sections a table that illustrates the potential size of earnout payments across a range of potential performance levels for PBI.  While we cannot determine with certainty the size of any such payments, given they are contingent upon future performance, we believe that this information provides meaningful disclosure regarding the potential earnout payments and aggregate merger consideration.  We have revised the disclosure elsewhere in the proxy statement/prospectus to summarize this information.

14.       We note that Exhibit 99.2 to the Form 8-K you filed under Rule 425 on April 30, 2008 discloses that you expect PBI’s 2008 EBITDA to be approximately $18.0 million and 2009 EBITDA to be approximately $27 million.  Here and elsewhere in your prospectus where you disclose the terms of the earnout, please also disclose the approximate payments that the combined company would be required to pay in the event these projections are realized.

We have revised the disclosure as requested.  Please see our response to the Staff’s comment 13 above.

15.       Please disclose the fee paid by GMAC to its financial advisor here and under the description of the fairness opinion beginning on page 61.  If applicable, disclose the portion of any such fee that is contingent upon completion of the merger.

We have revised the disclosure as requested.  Please see pages 14 and 81.

Interests of GMAC Directors and Officers in the Merger, page 16

16.       Please quantify the interests of GMAC directors and officers in the merger.  As one example, in the first bullet point, disclose the number of shares held prior to the initial public offering that will be worthless and the current value of those shares.

We have revised the disclosure as requested.  Please see pages 16-17 and pages 81-82.

17.       Please revise this section and the comparable section on page 65 to disclose the interest that Mr. McCourt has as a result of his agreement to be personally liable for claims made by third parties in the event of GMAC’s liquidation.

We have revised the disclosure as requested.  Please see pages 17 and 82.

Remaining Conditions to the Completion of the Merger, page 18

18.       Please revise to provide brief summaries of the remaining, material conditions to the completion of the merger.

We have revised the summary of the material remaining conditions to clearly indicate that these conditions constitute the remaining conditions to the completion of the merger.  Please see page 18.

19.       Your disclosure suggests that the material conditions to the merger, other than the 20% conversion condition, may be waived by either GMAC or PBI.  Disclose whether it is the intent of GMAC’s board to re-solicit shareholder approval of the merger if either party waives a material condition.  We believe that re-solicitation is generally required when companies waive material conditions to a merger and such changes in the terms of the merger render the disclosure that you previously provided to stockholders materially misleading.

We have revised the disclosure as requested.  Please see page 20.

Risk Factors, page 28

20.       We note your disclosure on page 56 that the letter of intent was not executed by GMAC until February 6, 2008, and that the Agreement and Plan of Merger was not executed by GMAC until April 24, 2008.  In light of the conflicts of interest that your directors and management faced with respect to signing the merger agreement by the April 24, 2008 deadline, please include a risk factor that adequately describes the company’s diminishing negotiating power as the deadline approached and, if true, the lack of available business combination alternatives on the date the Agreement and Plan of Merger was executed.

In response to the Staff’s comment, we advise the Staff that we do not believe such risks are applicable in the context of this proposed transaction.  We note that while the letter of intent was executed on February 6, 2008, GMAC and PBI had been in discussions since October 2007 and both companies had a vested interest in negotiating the terms of the Agreement and Plan of Merger in good faith in order to accomplish the business combination as disclosed in the “Chronology of the Merger” section beginning on page 59.  We note that pursuant to provision D of Article Fifth of GMAC’s certificate of incorporation, once GMAC entered into the letter of intent with PBI it was not required to sign a definitive agreement to complete a business combination on or prior to April 24, 2008 and was only bound by the requirement that it complete a business combination on or prior to October 24, 2008.  Due to these factors, the Company does not believe that its negotiating power was materially affected during the course of the negotiations.   In addition, GMAC was in active, advanced discussions with at least one other potential business combination target until mid-April 2008.  As a result, the Company does not believe that the lack of another potential target was a factor that affected the outcome of such negotiations.

Solicitation Costs, page 51

21.       We note that GMAC may supplement the original solicitation of proxies by telephone, in person, or “other electronic means.” Revise to clarify the nature of the “other electronic means.” Also note that all written soliciting materials, including any scripts used in soliciting proxies over the telephone, e-mail correspondence and information posted on the Internet, must be filed under the cover of Schedule 14A.  See Rule 14a-6(b) and (c).  Please confirm your understanding in the response letter.

We have revised the disclosure as requested.  Please see page 54.  We hereby acknowledge that all written soliciting materials must be filed under cover of Schedule 14A pursuant to Rule 14a-6(b) and (c).

The Merger Proposal, page 52

Aggregate Merger Consideration, page 52

22.       Please revise the second to last sentence of the first bulleted paragraph in this section to clarify that you are referring to the escrowed consideration of $3 million in shares and $8.25 million in cash.

We have revised the disclosure as requested.  Please see page 55.

23.       In the second bulleted paragraph, please include a brief statement as to the approximate total amount of cash and shares that the company could be required to pay to PBI’s stockholders to satisfy its earnout obligations.

We have revised the disclosure as requested.  Please see pages 55-56.

Background of the Merger, page 53

24.       Provide an expanded discussion of the degree to which management of both companies considered strategic alternatives, including transactions with third parties, and why the alternatives were ultimately rejected.  For example, disclose the approximate number of parties with whom GMAC’s management had discussions and clarify the extent of the discussions, including whether GMAC received any preliminary indications of interest.

We have revised the disclosure as requested.  Please see the Background of the Merger section beginning on page 56.

25.       In the third paragraph of this section, you disclose that your board of directors developed certain criteria used in evaluating business combination candidates.  Please list the criteria used and explain in more detail how this criteria applied to the companies with which you were in discussions.  Explain how the GMAC board determined that none of these companies was an appropriate target and how it ultimately determined to pursue a transaction with PBI.  Disclose when the GMAC board determined that PBI would be the sole focus of its endeavors to pursue an acquisition.

We have revised the disclosure as requested.  Please see pages 56 and 57.

Chronology of the Merger page 54

26.       Disclose all financial projections exchanged between PBI and GMAC, or advise us why they are not material.  Also disclose the bases for and nature of the material assumptions underlying the projections.

We have revised the disclosure to include material financial projections exchanged between PBI and GMAC under the heading “Certain Financial Forecasts and Projections.”  Please see pages 65-68.

27.       We note the references on pages 54 and 55 to analyses of PBI prepared by Mr. Tangney and GMAC’s management, as well as the solicitation by GMAC’s management of input from Deutsche Bank, Maxim Group and others.” We also note the disclosure in the first full paragraph under “Due Diligence” on page 61 that the GMAC board of directors reviewed, among other things, “analyses performed by GMAC management, GMAC’s underwriter Deutsche Bank, GMAC’s financial advisor Maxim, GMAC’s fairness opinion provider Houlihan Smith and other industry material.” We further note the disclosure under “Valuation

Summary” on page 61 that the board “consulted with a number of investment bankers during this period, including GMAC’s underwriter, financial advisor and fairness opinion advisor.” Information about any reports, opinions or appraisals that are materially related to the transaction and referred to in the proxy statement/prospectus is required to be disclosed and such reports, opinions or appraisals are required to be filed as exhibits to the Form S-4.  Refer to Item 4(b) and 21(c) of Form S-4 and Item 14(b)(6) of Schedule 14A.  Please file the analyses referred to on page 61 or advise us why each of these does not constitute a “report, opinion or appraisal materially relating to the transaction” within the meaning of Item 4(b) of Schedule 14A.

While GMAC did consult with Deutsche Bank, the underwriter of GMAC’s initial public offering, GMAC’s financial advisor Maxim and GMAC’s fairness opinion provider Houlihan Smith in connection with its valuation analysis of PBI, these advisors did not provide to the Company any reports, opinions or appraisals that are materially related to the transaction that would be required to be further described in the proxy statement/prospectus pursuant to Item 14(b)(4) of Regulation 14A and Item 1015(b) of Regulation M-A other than the fairness opinion of Houlihan Smith, which is included as Annex D to the proxy statement/prospectus.  In response to the Staff’s comment 33, we have supplementally provided to the Staff information provided to and prepared by Houlihan Smith in connection with rendering its fairness opinion.  In response to the Staff’s comment, we have also revised the disclosure to delete the reference to “analyses” performed by GMAC’s underwriter Deutsche Bank and GMAC’s financial advisor Maxim.

PBI’s management and advisors provided GMAC with written and oral financial and operating information, including historical financial performance and projected performance, at various points in their discussions for purposes of assisting GMAC in evaluating the potential business combination, and GMAC developed financial models containing various assumptions and scenarios concerning PBI’s potential future performance and discussed and exchanged with PBI some of the assumptions and scenarios developed.   We have revised the disclosure to include the material financial projections exchanged between PBI and GMAC and the bases for and nature of the material assumptions underlying the valuation analyses and projections.  See also GMAC’s responses to the Staff’s comments 8, 26, 33 and 35.

28.       Please disclose the role served by Deutsche Bank Securities Inc. and Maxim Group, L.L.C.  and the input they provided, as well as the names and contribution provided from any other underwriter, financial advisor and investment banker with which you solicited input.

We have revised the disclosure as requested.  Please see pages 60 and 64.

29.       Please expand the discussion to describe whether and how the material terms of the letter of intent changed during the course of negotiations between December 2007 and February 2008.  Also, in this regard, expand your discussion to describe whether and how the material terms of the merger agreement changed during the course of negotiations between February 2008 and April 2008.  Provide more insight into the negotiations that led to the ultimate amount and form of merger consideration, including the terms of the earnout payments.

We have revised the disclosure as requested. Please see pages 61-64.

GMAC’s Reasons for the Merger, page 57

30.       Please expand the discussion of the factors you list as considered by the board in making its recommendation.  Vague statements of topics such as “financial condition and results of operation” are not sufficient.  You will need to explain how each factor supports or does not support the decision to approve the merger.  For example, discuss the board’s expectation regarding the growth potential of PBI and its market segment.

We have revised the disclosure as requested. Please see pages 69 and 70.

Due Diligence, page 60

31.       Please revise the penultimate sentence of the second paragraph of this section so that it refers to Houlihan Smith’s fairness opinion conclusion as of “April 23, 2008,” instead of “April 23, 2007.”

We have revised the disclosure as requested.  Please see page 72.

Valuation Summary, page 61

32.       Clearly explain the bases for the GMAC board’s determination that the 80% test has been met.  Include a reasonably thorough description of the board’s financial and valuation analyses.  Also quantify 80% of GMAC’s net assets as of the most recent date practicable.

We have revised the disclosure as requested.  Please see pages 73-74.

Fairness Opinion, page 61

33.       Please provide us with any analyses, reports, presentations or other similar materials, including projections and board books, provided to or prepared by Houlihan Smith in connection with rendering its fairness opinion.  We may have further comment upon receipt of these materials.  Also provide us with a copy of the engagement letter.

Under separate cover, concurrently with the filing of Amendment No. 1 by the Company, we have submitted to the Staff on a supplemental and confidential basis copies of the following documents in response to the Staff’s comment:  (i) PBI confidential business overview, dated October 2007, prepared by PBI’s financial advisor Near Earth LLC, (ii) PBI Introduction presentation, dated February 2007, prepared by  Near Earth, (iii) earnout schedule to the Agreement and Plan of Merger, (iv) chart showing the business structure of PBI, Inc. and PBI’s organizational chart as of August 2007, (v) 2008 monthly financial projections of PBI prepared by PBI, (vi) 2008 monthly financial projections of PBI, by product line prepared by PBI, (vii) selected public company trading analysis prepared by Houlihan Smith (which is also contained in the presentation to the board of directors of GMAC), (viii) PBI capitalization tables, dated February 2008 and (ix) presentation of Houlihan Smith to the board of directors of GMAC, dated April 2008.  In addition we have supplementally provided a copy of the engagement letter with Houlihan Smith.

34.       The information about Houlihan Smith’s fairness opinion appears substantially incomplete.  In this regard, your disclosure at the bottom of page 63 implies that the summaries of Houlihan Smith’s reviews and analysis are set forth in tables and accompanying text.  However, you provide only a general, narrative description of what each method is and what it measures.  Revise the discussion to explain in concise and understandable language what the financial advisor did and how each analysis and conclusion is relevant to stockholders and, specifically, to the consideration being paid in the merger and whether PBI meets the 80% test.  Describe why the particular analyses were used and then why particular measures or methodologies were chosen for each analysis, such as the multiples (and how the advisor arrived at the various multiples), ranges, means/medians and quantified values calculated for each analysis and any assumptions made.  Identify all comparative companies and transactions considered.  Also explain how Houlihan Smith determined the value of the merger consideration, including whether it considered the earnout payments.

We have revised the disclosure to include a detailed discussion of Houlihan’s merger consideration calculation and analysis methodologies, including discounted cash flow, guideline public company and comparable transactions methodologies as well as Houlihan’s 80% test.  Please see pages 77-81.   In addition, Houlihan’s merger consideration calculation and analysis methodologies are part of the presentation of Houlihan Smith to the board of directors of GMAC that is being submitted on a supplemental basis to the Staff as part of the response to comment 33.

35.       We note that PBI disclosed financial forecasts and estimates to Houlihan Smith and that Houlihan Smith used these projections in its analyses, such as the discounted cash flow analysis.  Please disclose these financial forecasts and estimates.

In response to the Staff’s comment 26, we have revised the disclosure to include the material financial projections exchanged between PBI and GMAC under the heading “Certain Financial Forecasts and Projections” beginning on page 65.  Houlihan Smith was provided with audited financial information for the years ending December 31, 2002 through December 31, 2006, as well as unaudited financial information for fiscal year 2007.  GMAC and PBI provided Houlihan Smith with the information provided in response to the SEC’s comment 33 which we have provided to the Staff on a supplemental basis.  In addition, in response to the Staff’s comment 34 we have revised the disclosure to provide more detail with respect to Houlihan’s analyses, including the discounted cash flow analysis.  In response to the Staff’s comment, we note that such revised disclosure is responsive to this comment 35 as well.

Material United States Federal Income Tax Consequences of the Merger, page 67

36.       Please explain in more detail the material tax consequences to a GMAC shareholder of electing to convert GMAC shares.

We have revised the disclosure as requested.  Please see pages 83-86.

The Merger Agreement, page 69

Voting Agreements, page 79

37.       Tell us in your response letter the nature and number of PBI shareholders who entered into the voting agreements.

In connection with the execution of the Agreement and Plan of Merger, 11 of PBI’s 37 shareholders representing 436,433 shares (or 75.42%) of PBI’s outstanding common stock, entered into a voting agreement with GMAC agreeing to vote in favor of the merger and certain other matters described in the proxy statement.  Each of the shareholders signing the voting agreement was a director, executive officer or 5% or greater shareholder of PBI, or a direct family member of a director, executive officer or 5% or greater shareholder of PBI.

The Amendment Proposal, page 80

Increase in Authorized Shares, page 80

38.       Please disclose the number of shares issued and outstanding, reserved for issuance and available for issuance assuming approval of the merger and the Pro Brand International Group 2008 Omnibus Incentive Plan.

We have revised the disclosure as requested.  Please see page 101.

Consequences if Amendment Proposal is Not Approved, page 81

39.       You disclose that, if the amendment proposal is not approved, among other things, the merger will not be consummated.  This appears to contradict your statement in the paragraph immediately above this subsection that the adoption of the merger proposal is not conditioned on the amendment proposal.  Please advise and revise your disclosure to correct this discrepancy.

We confirm that the adoption of the merger proposal is not conditioned on the approval of any of the amendment proposals and we have revised the disclosure accordingly.

The Director Election Proposal, page 90

40.       Disclose why GMAC has not yet held an annual meeting of stockholders.  In your response letter, please provide your analysis as to whether or not you believe this complies with Delaware General Corporation Law.

We have revised the disclosure as requested.  Please see page 111.

In response to the Staff’s question, we note that the failure of a Delaware corporation to hold an annual meeting is not a violation of the Delaware General Corporation Law (the “DGCL”).  Section 211(c) of the DGCL provides, among other things, that the failure to hold an annual meeting shall not affect otherwise valid corporate acts or work a forfeiture or dissolution of the corporation.  In addition, Section 211(c) of the DGCL provides that in the event that a corporation has failed to hold an annual meeting for a period of 13 months after the organization of the corporation (or other indicated corporate action), the Court of Chancery may summarily order a shareholder meeting to be held upon the application of any shareholder or director.  We are not aware of any such application being made with respect to the Company.  The Company has included a proposal in its proxy statement for shareholders to elect at the special meeting all directors who will serve on the Company’s board of directors following the consummation of the merger, including the re-election of the current members of the Company’s board.

Information About PBI, page 93

41.       Please revise to indicate by what measure you define “leading,” be it by revenues, market share, or some other standard.

We have revised the disclosure as requested.  Please see pages 10, 114 and 121.

42.       Please revise to include fiscal year 2007 Regulation S-K Item 402 disclosure regarding PBI that PBI would be required to make were it filing a Form 10 registration statement, including compensation and analysis disclosure.  Likewise, please revise to provide Item 402 disclosure regarding each person who will serve as a director or an executive officer of the surviving company required by Item 18(a)(7)(ii) or 19(a)(7)(ii) of Form S-4, including compensation discussion and analysis disclosure that may emphasize new plans or policies (as provided in the Release 33-8732A text at n. 97).  Please refer to Item 402 of Regulation S-K, Executive Compensation, Compliance and Disclosure Interpretations, August 8, 2007, Interpretation 1.12 publicly available at the Commission’s website, http://www.sec.gov/divisions/corpfin/guidance/execcomp402interp.htm.

We have revised the disclosure as requested.  Please see Compensation Discussion and Analysis of PBI beginning on page 162.

Management’s Discussion and Analysis…of PBI, page 101

Management’s Discussion and Analysis…for GMAC, page 118

43.       Please discuss the anticipated impact of the merger on each company’s results of operations, liquidity and capital resources.  Include in the discussions, as applicable, the impact of becoming a public reporting company, the costs of the merger, the impact of up to 19.99% of GMAC’s initial public offering shares being converted, and the earnout payments.

We have revised the disclosure as requested in the GMAC MD&A section.  Please see pages 143-144.

Management’s Discussion and Analysis…of PBI, page 101

Overview of PBI’s Financial Results, page 103

44.       We note your disclosure here and in the section titled “Revenues” on page 105 that PBI’s revenues for the year ended December 31, 2007 were significantly higher primary due to increases in sales volumes of PBI’ s more sophisticated and higher priced DIRECTV SlimLine products (e.g., 3600% increase in 2007 compared with fiscal year 2006).  Please revise to indicate whether PBI expects this trend will continue to have an impact on future operations.

We have revised the disclosure as requested.  Please see page 126.

Contractual Commitments.  page 112

45.       Please revise the last paragraph of this section to disclose when the Intellectual Property Rights Agreement was made effective, its term, and the amount of royalty payments paid to the engineer, if any, during the last fiscal year pursuant to this agreement.  If you believe the agreement would be material to the registrant, please file the agreement as an exhibit under Item 601(b)(10) of Regulation S-K.

We have revised the disclosure as requested.  Please see page 136.  The Intellectual Property Rights Agreement would not be material to the registrant and therefore we have not filed it as an exhibit  to the Registration Statement under Item 601(b)(10).

Unaudited Pro Forma Condensed Combined Statement of Income, page 124

46.       We refer to the first paragraph on page 125.  Please revise to disclose your proposed accounting treatment for any future earnout payments to the holders of PBI common stock and options payable in cash.  In this regard, we note that some holders of PBI common stock and options will be employees of the merged company.  In your response, please refer to your basis in the accounting literature that supports your proposed accounting.

We have revised the disclosure as requested.  See page 152.

47.       It appears that you allocated the excess of the purchase price over the net assets acquired from PBI to goodwill.  Please revise to provide your preliminary allocation of the purchase price to the assets acquired, including tangible and intangible assets, and liabilities assumed.  Further, such adjustments should be reflected in the pro forma condensed combined balance sheet.  Finally, pro forma adjustments for the income statement should include any resulting depreciation/amortization and other adjustments based on the allocated purchase price of the net assets acquired.

We have revised the disclosure as requested.  Please see pages 152-153.

48.       We note on page 17 that you have a contractual obligation upon completion of the merger to pay over $5 million in bonuses pursuant to employment agreements with members of PBI’s management.  Please revise your pro forma condensed combined balance sheet to reflect such payment.  You should not include such an adjustment in your pro forma condensed combined statement of income since they do not appear to have a continuing impact.

We have revised the disclosure as requested.

49.       We note on page 19 that PBI is required to pay off certain indebtedness in accordance with the terms of the merger agreement.  Tell us in detail what indebtedness is required to be repaid and how it has been considered in the pro forma financial statements.  Similarly address the required pay off of transaction expenses by PBI.

Pursuant to the Agreement and plan of merger, PBI is required to repay all long term debt but is permitted to incur short term working capital financing incurred in the ordinary course of business.  At March 31, 2008, PBI had no long term debt outstanding and therefore no adjustment is necessary to the pro forma financial statements.  In addition, pursuant to the Agreement and plan of merger, PBI is required to pay its transaction expenses prior to or at closing.  PBI will reserve sufficient cash prior to the closing to pay the transaction costs.  The pro forma income statements have been adjusted to remove non-recurring merger expenses incurred by PBI.  See Note N to PBI’s financial statements.

50.       We refer to your pro forma adjustment j. We note that you have recorded additional expenses, including management bonuses, unrecognized stock option compensation and public company costs and the reduction of miscellaneous expenses.  Please note that pro forma income statement adjustments must be factually supportable and have a continuing impact to be included in your pro forma results.  However, you could disclose these items in a note and clearly indicate that they were not included in the pro forma adjustments.  Please revise or advise.

We have revised the pro forma financial statements and provide additional detail in this response and in our response to Comment 51.  In our revised disclosure, management bonuses have been removed, as they have been reclassified to the pro forma balance as “Management retention bonuses.”  See pro forma adjustment (a).  The pro forma adjustments for public company costs reflect an estimate of incremental costs that would have been incurred above the amounts that GMAC would otherwise have incurred as a blank check company had the merger occurred as of January 1, 2007 and that we believe will be ongoing.  Given that the pro forma company will be an operating company, it is anticipated that it will have incremental legal, accounting, investor relations and other costs due to the greater complexity of its operations versus a blank check company.  In addition to fees of professional service providers, the pro forma company may have expanded investor relations and accounting staff, among other things, to facilitate investor communications and the maintenance and creation of relevant disclosure material for public filings.  The reduction of miscellaneous expenses is addressed more fully in the response to Comment 51, but in summary, GMAC has historically incurred certain costs as it has looked for and conducted due diligence on potential acquisitions that will no longer be applicable after consummation of the merger.

51.       Regarding your miscellaneous expenses that will cease post merger as disclosed in adjustment j., tell us why you believe it is appropriate to eliminate such costs in your pro forma financial statements.

GMAC has historically incurred certain costs as it has looked for and conducted due diligence on potential acquisitions.  These costs include travel costs for the GMAC management and board of directors, professional fees incurred by GMAC related to due diligence, consulting fees to consultants assisting GMAC in identifying and conducting due diligence and analysis on potential acquisitions, and an annual fee payable to Granahan McCourt Capital, LLC for administrative expenses, among other things.  These expenses will either no longer be incurred upon consummation of the merger (such as the management fee, which will disappear entirely) or will be significantly reduced (and potentially disappear entirely) upon consummation of the merger and GMAC’s associated change of status from a blank check company to an operating company.  In 2007, GMAC incurred $1,770,232 in expenses, which included, among other things, $844,468 for legal and accounting fees unrelated to GMAC’s initial public offering, $120,000 for the administrative services expense paid to Granahan McCourt Capital, LLC, and $435,193 for travel expenses, consulting fees and other expenses incurred in connection with due diligence investigations of potential acquisition targets.  We expect that the pro forma company will have at least $500,000 less in such expenses than GMAC had.

Board of Directors Committees, page 131

52.       Please disclose the name of each director that sits on each of the audit, compensation and nominating and corporate governance committees.

We have revised the disclosure as requested.  Please see page 159.

53.       Please disclose the information required by Item 407(e)(4) of Regulation S-K.

We have revised the disclosure as requested.  Please see page 159.

Compensation Discussion and Analysis of GMAC, page 134

54.       Please revise the first paragraph of this section to include an estimate of the total amount of out-of-pocket expenses that GMAC expects to reimburse to its officers, directors and special advisors upon consummation of the merger.  Also, disclose these reimbursable expenses as an additional interest in the transaction in the section titled “Interests of GMAC Directors and Officers in the Merger.”

We advise the Staff that GMAC has been reimbursing out-of-pocket expenses to its officers, directors and special advisors in the ordinary course of business as they become due and that no such payments are contingent upon or required to be paid upon consummation of the merger.  As a result, we submit that there is no change in disclosure necessary in response to the Staff’s comment.

Pro Brand International, Inc. and Subsidiary Financial Statements

Consolidated Statements of Income, page F-19

55.       Tell us why you believe your presentation of loss from settlement with customer in other income (expense) is appropriate.  It appears that it should be included within your income from operations as an operating expense.  Similarly address your classification of the gain on settlement with supplier.

PBI’s consolidated statements of income have been revised to include the presentation of loss from settlement with customer and gain on settlement with supplier in income from operations.  Please also see Note N to PBI’s financial statements.

Consolidated Statements of Cash Flows, page F-21

56.       Tell us why you have presented proceeds from employee notes receivable and advances to related party within net cash provided by financing activities rather than in investing activities.

PBI’s consolidated statements of cash flows have been revised to present proceeds from employee notes receivable and advances to related party in investing activities.

Note A – Summary of Significant Accounting Policies

Revenue Recognition, page F-24

57.       Please expand your revenue recognition policy to discuss why you believe revenue should be recognized upon shipment of the product to the customer.  For example, your disclosure should include discussion of all types of revenue recognized, any potential return allowances, installation of the product if applicable, when title of the product passes and who your customers are.  In addition, the disclosure should refer to your basis in accounting literature.

We have revised the disclosure as requested.  Please see Note A to PBI’s  audited financial statements for the years ended December 31, 2007, 2006 and 2005.

Note F – Investments, page F-28

58.       Please disclose your ownership percentages for each investee.  Further, disclose the reasons for any changes in investments in such entities.

We have revised the disclosure as requested.  Please see Note F to PBI’s audited financial statements for the years ended December 31, 2007, 2006 and 2005.

Note I – Stockholders’ Equity, page F-30

59.       We note your disclosure that “stock options awarded after January 1, 2006 are recognized…using the minimum value approach for the pro forma disclosures under SFAS 123R.”  However, you have not provided pro forma disclosures.  Further, it appears that you did not utilize the minimum value method for your options granted during 2006 considering you employed a volatility factor of 18.67%.  Please revise or advise.

We have revised the disclosure as requested.  Please see Note I to PBI’s audited financial statements for the years ended December 31, 2007, 2006 and 2005.

60.       Disclose the fair value of the common stock underlying the options granted in 2006 and how such fair value was determined.

We have revised the disclosure as requested.  Please see Note I to PBI’s financial statements.

Exhibits

61.       Please file PBI’s agreement with DIRECTV as a material contract under Item 601 of Regulation S-K, as this contract would be material to the registrant if the merger is approved.  Similarly, consider filing PBI’s material supply agreements, such as the agreement with Prime Electronic & Satellite, Inc.

We advise the Staff that while PBI’s relationship with DIRECTV is material, PBI does not have any material agreements with DIRECTV and does not have any long-term pricing or supply agreements with DIRECTV.  Other than ordinary course purchase orders, PBI’s agreements with DIRECTV relate only to manufacturing standards, use of trademarks and other items which PBI believes are not material to the operation of its business. We have filed PBI’s agreement with Prime Electronic & Satellite, Inc. as an exhibit to the Registration Statement under Item 601(b)(10) of Regulation S-K.  Please see Exhibit 10.21 to the Registration Statement.

62.       Please file all remaining exhibits as soon as possible.  Upon review, we may have further comments.  If you are not prepared to file the legal opinion with your next amendment, please provide a draft of the opinion for us to review.

We note your comment and are filing a portion of the exhibits with Amendment No. 1 and will file the remaining exhibits when they become available.  In addition, under separate cover, concurrently with the filing of Amendment No. 1 by the Company, we have submitted to the staff on a supplemental and confidential basis a draft of the legal opinion for the staff to review.

Should you have any questions or need additional information, please contact me at (212) 909-7441, Peter J. Lougran at (212) 909-6375 or Michael J. Gillespie at (212) 909-6463.

Very truly yours,

Anne C. Meyer

cc:	Securities and Exchange Commission
Jay Knight
Inessa Kessman

cc:	Pro Brand International, Inc.
Philip M. Shou

cc:	Kilpatrick Stockton LLP
Benjamin Barkley
Michael J. Delaney